--------------------------------------------------------------------------------
BGT SUBSIDIARY, INC.
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
--------------------------------------------------------------------------------
              PRINCIPAL
  RATING*       AMOUNT                                               VALUE
(Unaudited)     (000)                DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------

                 LONG-TERM INVESTMENTS--129.8%
                 MORTGAGE PASS-THROUGHS--7.3%
       $13,898@  Federal Home Loan Mortgage Corp.,
                   6.50%, 03/01/26-04/01/28 ....................     $13,716,991
                 Federal National Mortgage Association,
        18,579@    6.50%, 05/01/26-03/01/29 ....................      18,335,094
         5,016     7.25%, 01/01/23, Proj. 797 ..................       5,075,684
         2,209     7.50%, 06/01/08, 15 Year ....................       2,255,919
                                                                     -----------
                                                                      39,383,688
                                                                    ------------
                 AGENCY MULTIPLE CLASS MORTGAGE
                 PASS-THROUGHS--7.3%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        7,127@     Series 90, Class 90-G,
                     10/15/20 ..................................       7,359,043
        2,090      Series 1488, Class 1488-F,
                     09/15/06 ..................................       2,084,155
        1,003      Series 1488, Class 1488-PF,
                     09/15/06 ..................................       1,006,592
        2,000      Series 1601, Class 1601-PG,
                     12/15/06 ..................................       1,995,780
       10,000      Series 1686, Class 1686-PG,
                     11/15/23 ..................................       9,909,300
        5,765      Series 1797, Class 1797-A,
                     07/15/08 ..................................       5,766,472
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        5,666      Trust 1992-145, Class 145-K,
                     07/25/02 ..................................       5,639,640
        1,110      Trust 1992-156, Class 156-H,
                     04/25/06 ..................................       1,102,435
        1,881      Trust 1993-210, Class 210-PG,
                     02/25/20 ..................................       1,866,746
        2,205      Trust 1994-40, Class 40-H,
                     10/25/20 ..................................       2,199,862
          756    Government National Mortgage
                   Association,
                   Trust 1996-3, Class 3-C,
                     09/20/20 ..................................         776,510
                                                                     -----------
                                                                      39,706,535
                                                                     -----------
                 ADJUSTABLE & INVERSE FLOATING
                 RATE MORTGAGES--10.6%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
          921      Series 1580, Class 1580-FD,
                     09/15/06 ..................................         912,495
        4,029      Series 1594, Class 1594-S,
                     10/15/08 ..................................       3,879,124
          217      Series 1603, Class 1603-MB,
                     10/15/23 ..................................         215,035
        1,087      Series 1619, Class 1619-FH,
                     11/15/23 ..................................       1,088,432
        1,290      Series 1637, Class 1637-LF,
                     12/15/23 ..................................       1,275,799
        5,769      Series 1640, Class 1640-SE,
                     10/15/07 ..................................       5,676,967
        1,206      Series 1684, Class 1684-OB,
                     03/15/24 ..................................       1,247,913
        2,118      Series 1712, Class 1712-S,
                     08/15/08 ..................................       2,086,574
          464      Series 2020, Class 2020-SB,
                     09/15/23 ..................................         462,602
          973      Series 2068, Class 2068-SE,
                     06/15/27 ..................................         964,731
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        1,469      Trust G93-17, Class 17-SH,
                     04/25/23 ..................................         711,952
        2,000      Trust 1992-155, Class 155-SB,
                     12/25/06 ..................................       1,885,800
        6,615      Trust 1993-61, Class 61-FC,
                     11/25/18 ..................................       6,538,878
        7,124      Trust 1993-61, Class 61-SC,
                     11/25/18 ..................................       7,126,524
          503      Trust 1993-179, Class 179-SG,
                     10/25/23 ..................................         494,943
        2,531      Trust 1993-185, Class 185-SG,
                     04/25/19 ..................................       2,462,799
       19,914      Trust 1993-225, Class 225-PF,
                     04/25/19 ..................................      19,282,353
          890      Trust 1993-225, Class 225-SB,
                     07/25/23 ..................................         815,378
                                                                    ------------
                                                                      57,128,299
                                                                    ------------
                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--2.2%
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        5,932      Series G4, Class 4-S,
                     11/25/22 ..................................         176,096
        4,340      Series G25, Class 25-S,
                     08/25/06 ..................................          65,705
       12,595      Series 1386, Class 1386-S,
                     10/15/07 ..................................         834,415
        9,229      Series 1496, Class 1496-GA,
                     03/15/19 ..................................         483,255
       41,711      Series 1954, Class 1954-BA,
                     04/15/21 ..................................         135,561

See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
  RATING*       AMOUNT                                               VALUE
(Unaudited)     (000)                DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------

                 INTEREST ONLY MORTGAGE-BACKED
                 SECURITIES--(CONT'D)
       $ 5,917     Series 2049, Class 2049-PK,
                     06/15/14 ..................................    $    170,999
       18,686      Series 2054, Class 2054-PL,
                     10/15/19 ..................................       1,505,560
        1,797      Series 2075, Class 2075-ID,
                     11/15/14 ..................................          34,805
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        3,758      Trust G93-26, Class 26-PT,
                     12/25/17 ..................................         191,801
          673      Trust 1992-208, Class 208-S,
                     11/25/07 ..................................          83,280
        7,392      Trust 1993-121, Class 121-PH,
                     01/25/19 ..................................         347,179
        3,901      Trust 1993-141, Class 141-PJ,
                     06/25/19 ..................................         185,488
        4,639      Trust 1993-154, Class 154-EA,
                     10/25/06 ..................................         198,678
       20,598      Trust 1996-15, Class 15-SG,
                     08/25/08 ..................................       1,161,316
       12,937      Trust 1996-20, Class 20-SB,
                     10/25/08 ..................................       2,223,487
        8,499      Trust 1996-24, Class 24-SJ,
                     01/25/22 ..................................       1,561,701
          543      Trust 1996-54, Class 54-SM,
                     09/25/23 ..................................          32,726
       22,653      Trust 1997-35, Class 35-SB,
                     03/25/09 ..................................         577,030
       24,967      Trust 1997-90, Class 90-L,
                     10/25/19 ..................................       1,483,057
        2,891      Trust 1998-44, Class 44-IC,
                     01/18/14 ..................................         174,968
AAA     5,962    Morgan Stanley Capital I,
                   Series 1998-HF1, Class X,
                     02/15/18 ..................................         295,476
N/R       628    Salomon Brothers
                   Mortgage Securities VI,
                   Series 1987-3, Class B,
                     10/23/17 ..................................         134,741
                                                                    ------------
                                                                      12,057,324
                                                                    ------------
                 PRINCIPAL ONLY MORTGAGE-BACKED
                 SECURITIES--5.4%
AAA      1,230@  Collateralized Mortgage Obligation,
                   Trust 26, Class A,
                     04/23/17 ..................................       1,044,547
                 Federal Home Loan Mortgage Corp.,
                   Multiclass Mortgage
                   Participation Certificates,
        2,269      Series 1597, Class 1597-H,
                     07/15/23 ..................................       1,619,786
          934      Series 1813, Class 1813-K,
                     02/15/24 ..................................         887,739
        2,933      Series 1844, Class 1844-PC,
                     03/15/24 ..................................       2,759,800
          971      Series 2009, Class 2009-A,
                     12/15/22 ..................................         883,159
                 Federal National Mortgage Association,
                   REMIC Pass-Through Certificates,
        1,157      Trust 1992-40, Class 40-C,
                     02/25/19 ..................................       1,129,763
        1,415      Trust 1993-67, Class 67-B,
                     12/25/21 ..................................       1,387,923
        2,617      Trust 1993-92, Class 92-G,
                     05/25/23 ..................................       1,570,801
        2,644      Trust 1993-113, Class 113-B,
                     07/25/23 ..................................       2,472,356
       11,472      Trust 1993-205, Class 205-EB,
                     09/25/23 ..................................      10,915,961
          789      Trust 1993-237, Class 237-C,
                     11/25/23 ..................................         751,685
        2,120      Trust 1994-87, Class 87-E,
                     03/25/09 ..................................       1,721,613
        1,523      Trust 1997-19, Class 19-C,
                     09/25/23 ..................................       1,437,185
          706      Trust 1997-19, Class 19-H,
                     10/25/22 ..................................         653,967
                                                                    ------------
                                                                      29,236,285
                                                                    ------------
                 COMMERCIAL MORTGAGE-BACKED
                 SECURITIES--0.9%
AA      2,290    Merrill Lynch Mortgage Investors, Inc.,
                   Series 1995-C1, Class C,
                     7.45%, 05/25/15 ...........................       2,317,149
AAA     2,000    Paine Webber Mortgage
                   Acceptance Corp.,
                   Series 1995-M1, Class A,
                     6.70%, 01/15/07** .........................       2,036,860
N/R       419    Vendee Mortgage Trust,
                   Series 1995-1, Class 3E,
                     8.00%, 07/15/18 ...........................         420,465
                                                                    ------------
                                                                       4,774,474
                                                                    ------------
                 ASSET-BACKED SECURITIES--6.9%
                 Broad Index Secured Trust Offering,**
Baa2     5,000     Series 1998-1A, Class A,
                     6.58%, 03/26/01 ...........................       4,987,073
Baa2     5,000     Series 1998-4A, Class B2,
                     8.04%, 09/09/01 ...........................       4,961,500
AAA     20,545   Chase Credit Card Master Trust,
                   Series 1997-5, Class A,
                     6.194%, 08/15/05 ..........................      20,680,701
N/R      2,933+  Global Rated Eligible Asset Trust,
                   Series 1998-A, Class A-1,
                     7.33%, 09/15/07**/*** .....................         733,259
                 Structured Mortgage Asset
                   Residential Trust, @@/***
N/R      4,053+    Series 1997-2,
                     8.24%, 03/15/06 ...........................         810,697
N/R      4,496+    Series 1997-3,
                     8.57%, 04/15/06 ...........................         899,282

See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
  RATING*       AMOUNT                                                VALUE
(Unaudited)     (000)                DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------

                 ASSET-BACKED SECURITIES--(CONT'D)
A1   $  4,500    Student Loan Marketing Association,
                   Trust 1995-1, Class CTFS,
                   10/25/09 ....................................    $  4,436,016
                                                                    ------------
                                                                      37,508,528
                                                                    ------------
                 U.S. GOVERNMENT SECURITIES--8.6%
        4,800@   U.S. Treasury Note,
                   5.50%, 05/15/09 .............................       4,896,000
                 U.S. Treasury Bonds,
       10,000@     6.125%, 08/15/29 ............................      10,876,600
       27,500@     6.25%, 05/15/30 .............................      30,679,550
                                                                    ------------
                                                                      46,452,150
                                                                    ------------
                 ZERO COUPON BONDS--38.3%
                 Financing Corp. (FICO Strips),
       18,000      03/07/02 ....................................      16,829,460
       29,300      12/27/02 ....................................      26,203,283
                 Government Trust Certificates (Israel),
       19,432      05/15/02 ....................................      18,016,762
       25,000      11/15/02 ....................................      22,632,250
       10,000    Government Trust Certificates (Jordan),
                   05/15/02 ....................................       9,268,800
                 U.S. Treasury Strips,
       51,200@     10/31/02 ....................................      46,585,344
       74,550@     11/30/02 ....................................      67,557,956
                                                                    ------------
                                                                     207,093,855
                                                                    ------------
                 TAXABLE MUNICIPAL BONDS--6.7%
AAA     1,000    Kern County California,
                   Pension Obligation,
                     6.39%, 08/15/02 ...........................       1,007,020
AAA     3,510    Long Beach California,
                   Pension Obligation,
                     6.56%, 09/01/02 ...........................       3,544,503
AAA     5,000    Los Angeles County California,
                   Pension Obligation,
                     6.54%, 06/30/02 ...........................       5,043,450
AAA     8,000    New Jersey Economic Development
                   Auth., Zero Coupon,
                     02/15/03 ..................................       7,050,080
                 New York City G.O.,
A+      5,000      6.54%, 03/15/02 .............................       5,033,050
A+      5,000      7.125%, 08/15/02 ............................       5,088,700
A+      5,000      7.34%, 04/15/02 .............................       5,083,850
AA-     1,235    New York St. Environ. Fac. Auth.,
                   6.73%, 09/15/02 .............................       1,244,398
AAA     1,950    San Francisco California
                   International Airport,
                     6.35%, 05/01/02 ...........................       1,960,335
AA-     1,000    St. Josephs Health System California,
                   Rev., 7.13%, 07/01/02 .......................       1,015,160
                                                                    ------------
                                                                      36,070,546
                                                                    ------------
                 CORPORATE BONDS--35.6%
                 FINANCE & BANKING--13.6%
A       4,900    Ahmanson HF & Co.,
                   8.25%, 10/01/02 .............................       5,032,790
A+      4,000    American General Finance,
                   6.25%, 12/18/02 .............................       3,995,262
A3      1,700    Amsouth Bancorp.,
                   6.75%, 11/01/25 .............................       1,670,097
A-      5,000    Bombardier Capital Inc.,
                   7.30%, 12/15/02** ...........................       5,077,199
A+      1,000    Ford Motor Credit Co.,
                   8.00%, 06/15/02 .............................       1,021,772
AA-     5,000    Goldman Sachs Group,
                   6.25%, 02/01/03** ...........................       4,958,153
                 Lehman Brothers Holdings Inc.,
A       5,000      6.625%, 12/27/02 ............................       5,011,050
A         875      6.75%, 09/24/01 .............................         874,475
A       5,000      7.25%, 04/15/03 .............................       5,069,806
AA-     1,665    Merrill Lynch & Co. Inc.,
                   5.75%, 11/04/02 .............................       1,654,525
A+      8,235    Morgan JP & Co. Inc.,
                   6.63%, 08/19/02 .............................       8,193,825
                 Nationsbank Corp.,
Aa2     5,000      6.65%, 04/09/02 .............................       5,008,350
Aa2     5,000      7.00%, 09/15/01 .............................       5,029,400
AA+     7,790    Paine Webber Group Inc.,
                   8.25%, 05/01/02 .............................       7,994,332
Aa3     3,000    Salomon Smith Barney Holdings Inc.,
                   5.875%, 02/01/01 ............................       2,998,920
A2     10,000    Textron Financial Corp.,
                   6.927%, 12/09/02 ............................       9,907,813
                                                                    ------------
                                                                      73,497,769
                                                                    ------------
                 INDUSTRIALS--6.8%
A        1,000   Bass America Inc.,
                   8.125%, 03/31/02 ............................       1,018,050
BBB      5,000   Convergys Corp.,
                   7.45%, 09/09/02 .............................       4,990,700
Baa2     5,425   Jones Apparel Group Inc.,
                   6.25%, 10/01/01 .............................       5,361,537
Baa1     5,000   Norfolk Southern Corp.,
                   6.95%, 05/01/02 .............................       5,038,200
Baa2     5,265   Raytheon Co.,
                   6.45%, 08/15/02 .............................       5,260,367
A        4,000   TCI Communications Inc.,
                   9.25%, 04/15/02 .............................       4,127,960
BBB-    10,980   Valero Energy,
                   6.75%, 12/15/02** ...........................      10,919,785
                                                                    ------------
                                                                      36,716,599
                                                                    ------------
                 UTILITIES--8.0%
A        4,000   360 Communications,
                   7.125%, 03/01/03 ............................       4,026,120
BBB+     5,000    Centurytel Inc.,
                   7.75%, 10/15/02 .............................       5,111,600
A3       5,000@  Columbia Energy Group,
                   6.61%, 11/28/02 .............................       4,969,650
BBB+    10,000   CSW Investments,
                   6.95%, 08/01/01** ...........................       9,989,200
A+       6,000   Duke Energy Corp.,
                   7.125%, 09/03/02 ............................       6,079,296

See Notes to Financial Statements.

--------------------------------------------------------------------------------
              PRINCIPAL
  RATING*       AMOUNT                                               VALUE
(Unaudited)     (000)                DESCRIPTION                    (NOTE 1)
--------------------------------------------------------------------------------

                 UTILITIES--(CONT'D)
A-    $ 5,000    MCI Communications Corp.,
                   6.125%, 04/15/02 ............................   $  4,982,600
Baa1    2,850    Telecom de Puerto Rico,
                   6.15%, 05/15/02 .............................      2,807,131
BBB     5,000    TXU Gas Company,
                   7.625%, 10/15/02 ............................      5,044,150
                                                                   ------------
                                                                     43,009,747
                                                                   ------------
                 YANKEE--7.2%
                 Baan Co. NV,
A-      4,000     4.50%, 12/15/01 .............................      3,766,250
A-      2,975     4.50%, 12/15/01 .............................      2,801,148
N/R       340    Banamex Remittance Master Trust,
                   Ser. 1996-1, 7.57%, 01/01/01** ..............        338,865
A       5,000    Corporacion Andina de Fomento,
                   7.10%, 02/01/03 .............................      5,019,750
BBB-    3,500    Empresa  Elec. Guacolda SA,
                   7.95%, 04/30/03** ...........................      3,466,654
BBB+    1,650    Empresa  Elec.  Pehuenche,
                   7.30%, 05/01/03 .............................      1,625,474
BBB     2,000    Korea Development Bank,
                   6.50%, 11/15/02 .............................      1,987,440
BBB-    3,324    Republic of Argentina,
                   Zero Coupon, 10/15/01 .......................      2,991,600
BBB-    5,000    Telecom Argentina,
                   9.75%, 07/12/01** ...........................      5,025,000
BBB-    5,000    Transpatadora de Gas Tragas,
                   10.25%, 04/25/01 ............................      4,987,500
A-      5,000    Tyco International Group,
                   6.875%, 09/05/02 ............................      5,036,015
BBB+    1,886    YPF Sociedad Anonima,
                   7.50%, 10/26/02 .............................      1,856,366
                                                                   ------------
                                                                     38,902,062
                                                                   ------------

                 Total corporate bonds .........................    192,126,177
                                                                   ------------
                 Total long-term investments
                   (cost $683,539,105) .........................    701,537,861
                                                                   ------------
                 SHORT-TERM INVESTMENTS--1.3%
                 DISCOUNT NOTE
         6,800   Federal Home Loan Bank,
                   5.35%, due 01/02/01
                   (amortized cost $6,798,989) .................      6,798,989
                                                                   ------------

                 Total investments--131.1%
                   (cost $690,338,094) .........................    708,336,850

                 Liabilities in excess of other
                   assets--(31.1%) .............................   (168,071,938)
                                                                   ------------

                   NET ASSETS--100% ............................   $540,264,912
                                                                   ============

----------

*    Using the higher of Standard & Poor's, Moody's or Fitch's rating.

** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

***  Illiquid securities representing 0.45% of net assets.

@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

@@ Security restricted as to public resale. The securities were acquired in 1997 and have an aggregate current cost of $2,496,754.

+    Security is fair valued. (Note 1)


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
                 G.O. -- General Obligation.
                REMIC -- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BGT SUBSIDIARY,  INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $ 690,338,094)
  (Note 1) ....................................................    $708,336,850
Cash ..........................................................          38,478
Interest receivable ...........................................       5,907,837
Due from broker--variation margin .............................          70,313
Unrealized appreciation on interest rate swaps
  (Note 1 & 3) ................................................         226,862
                                                                   ------------
                                                                    714,580,340
                                                                   ------------
LIABILITIES
Reverse repurchase agreements (Note 4) ........................     170,894,000
Interest payable ..............................................         712,339
Due to parent (Note 2) ........................................       2,709,089
                                                                   ------------
                                                                    174,315,428
                                                                   ------------
NET ASSETS ....................................................    $540,264,912
                                                                   ============

Net assets were comprised of:
  Common stock, at par (Note 5) ...............................        $575,106
  Paid-in capital in excess of par ............................     514,830,386
                                                                   ------------
                                                                    515,405,492

  Undistributed net investment income .........................      21,338,009
  Accumulated net realized loss ...............................     (14,991,871)
  Net unrealized appreciation .................................      18,513,282
                                                                   ------------
  Net assets, December 31, 2000 ...............................    $540,264,912
                                                                   ============

Net asset value per share:
  ($540,264,912 / 57,510,639 shares of
  common stock issued and outstanding) ........................           $9.39
                                                                          =====

--------------------------------------------------------------------------------
BGT SUBSIDIARY, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium
    amortization of $3,099,055 and
    interest expense of $9,218,361) ............................    $29,100,645
                                                                   ------------
Operating expenses
  Investment advisory ..........................................      2,362,077
  Administration ...............................................        524,906
  Legal ........................................................        191,000
  Custodian ....................................................        158,000
  Independent accountants ......................................         60,000
  Miscellaneous ................................................        133,773
                                                                   ------------
    Total operating expenses ...................................      3,429,756
                                                                   ------------
  Net investment income before excise tax ......................     25,670,889
    Excise tax .................................................      1,439,654
                                                                   ------------
  Net investment income ........................................     24,231,235
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
Net realized loss on:
  Investments ..................................................    (10,616,768)
  Futures ......................................................     (8,998,060)
  Short sales ..................................................       (213,281)
                                                                   ------------
                                                                    (19,828,109)
                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................     32,937,109
  Futures ......................................................        483,664
  Swaps ........................................................        226,862
  Short sales ..................................................        (90,234)
                                                                   ------------
                                                                     33,557,401
                                                                   ------------

Net gain on investments ........................................     13,729,292
                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .............................................    $37,960,527
                                                                   ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BGT SUBSIDIARY, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM
  OPERATIONS TO NET CASH FLOWS
  PROVIDED BY OPERATING ACTIVITIES
Net increase in net assets resulting
  from operations ..............................................    $37,960,527
                                                                    -----------
Increase in investments ........................................     (6,634,248)
Net realized loss ..............................................     19,828,109
Decrease in unrealized depreciation ............................    (33,557,401)
Decrease in due to broker-variation margin .....................       (320,321)
Increase in interest receivable ................................       (263,906)
Decrease in deposits with brokers
  for short sales ..............................................      7,481,250
Decrease in payable for investments sold short .................     (7,265,625)
Increase in interest payable ...................................         77,490
Decrease in due to parent ......................................     (2,821,458)
                                                                    -----------
  Total adjustments ............................................    (23,476,110)
                                                                    -----------
Net cash flows provided by operating activities ................    $14,484,417
                                                                    ===========
INCREASE (DECREASE) IN CASH
Net cash flows provided by operating activities ................    $14,484,417
                                                                    -----------
Cash flows used for financing activities:
  Increase in reverse repurchase agreements ....................      5,579,875
  Cash dividends paid ..........................................    (20,538,082)
                                                                    -----------
Net cash flows used for financing activities ...................    (14,958,207)
                                                                    -----------
  Net decrease in cash .........................................       (473,790)
  Cash at beginning of year ....................................        512,268
                                                                    -----------
  Cash at end of year ..........................................        $38,478
                                                                    ===========


--------------------------------------------------------------------------------
BGT SUBSIDIARY, INC.
STATEMENTS OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------

                                                     YEAR ENDED DECEMBER 31,
                                                      2000             1999
                                                  ------------     ------------

INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income ......................    $ 24,231,235     $ 32,105,493

  Net realized loss ..........................     (19,828,109)      (1,634,882)

  Net change in unrealized
    appreciation (depreciation) ..............      33,557,401      (30,720,854)
                                                  ------------     ------------

  Net increase (decrease) in net
    assets resulting from
    operations ...............................      37,960,527         (250,243)

  Dividends and distributions:
    Net investment income ....................     (20,538,082)     (22,000,000)
    Net realized gain ........................              --       (2,704,333)
                                                  ------------     ------------

  Total dividends and
    distributions ............................     (20,538,082)     (24,704,333)
                                                  ------------     ------------

  Total increase (decrease) ..................      17,422,445      (24,954,576)

NET ASSETS

Beginning of year ............................     522,842,467      547,797,043
                                                  ------------     ------------

End of year (including
  undistributed net investment
  income of $21,338,009 and
  $16,205,202, respectively) .................    $540,264,912     $522,842,467
                                                  ============     ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BGT SUBSIDIARY, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                FOR THE PERIOD
                                                                  OCTOBER 31,
                                         YEAR ENDED DECEMBER 31,     1998*
                                         ---------------------- TO DECEMBER 31,
                                           2000        1999          1998
                                          --------   --------    -------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ........  $   9.09    $   9.53    $   9.02
                                             --------    --------    --------
  Net investment income (net of interest
    expense of $0.16, $0.11 and
    $0.01, respectively) ..................      0.42        0.56        0.07
  Net realized and unrealized gain
    (loss) on investments .................      0.24       (0.57)       0.44
                                             --------    --------    --------
Net increase (decrease) from
    investment operations .................      0.66       (0.01)       0.51
                                             --------    --------    --------
Dividends and distributions:
  Dividends from net investment income ....     (0.36)      (0.38)         --
  Distributions from net realized gain ....        --       (0.05)         --
                                             --------    --------    --------
Total dividends and distributions .........     (0.36)      (0.43)         --
                                             --------    --------    --------
Net asset value, end of year ..............  $   9.39    $   9.09    $   9.53
                                             ========    ========    ========
TOTAL INVESTMENT RETURN+ ..................      7.26%      (0.10)%      5.65%
                                             ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ........................      0.66%       0.67%       0.66%++
Operating expenses and interest expense ...      2.42%       1.80%       1.55%++
Operating expenses, interest expense
  and excise taxes ........................      2.70%       2.16%       1.72%++
Net investment income .....................      4.64%       5.99%       4.37%++
SUPPLEMENTAL DATA:
Average net assets (000) ..................  $522,038    $536,231    $543.706
Portfolio turnover ........................        23%         57%          2%
Net assets, end of year (000) .............  $540,265    $522,842    $547,797
Reverse repurchase agreements outstanding,
  end of year (000) .......................  $170,894    $165,314    $ 93,712
Asset coverage+++ .........................  $  4,161    $  4,163    $  6,846

----------

*    Commencement of investment operations.

+ This entity is not publicly traded and therefore total investment return is calculated assuming a purchase of common stock at the current net asset value on the first day and a sale at the current net asset value on the last day of each year reported. Total investment returns for the period of less than one full year is not annualized.

++   Annualized.

+++  Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
BGT SUBSIDIARY, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

BGT Subsidiary, Inc, (the "Trust") was incorporated under the laws of the State of Maryland on August 10, 1998, and is a diversified closed-end management investment company.The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of the BlackRock Strategic Term Trust Inc. ("BGT"), incorporated under the laws of the State of Maryland and as such, is a wholly-owned subsidiary of BGT. The Trust's investment objective is to manage a portfolio of investment grade fixed income securities. No assurance can be given that the Trust's investment objective will be achieved.

The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities, interest rate swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors. At December 31, 2000 the Trust held three positions that were valued at fair value which is significantly lower than their purchase cost.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

   Option selling and purchasing is used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

   The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) overtime.

   During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

   The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

   Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

   Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

   The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

   The Trust did not engage in securities lending during the year ended December 31, 2000.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

   Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequentlyadjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

   Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of the advantage by partially monetizing it as an up front payment which the Trust receives.

   The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

   Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholder. Therefore, no federal income tax provision is required. As part of the tax planning strategy, the Trust may retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment

Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $1,439,654 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

NEW ACCOUNTING POLICIES: The Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Trust will begin amortizing premiums and discounts on all debt securities effective January 1, 2001. Prior to this date, the Trust did not amortize premiums or discounts on certain debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change has not been determined but will result in an increase to cost of securities and a corresponding decrease in net unrealized appreciation/depreciation, based on securities held as of December 31, 2000.

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with BlackRock Advisors Inc. (the "Advisor"), which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with MorganStanley Dean Witter Advisors Inc. ("MSDWA"), formerly DeanWitter InterCapital, Inc.

   The Trust reimburses BGT for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the trust relative to the average net assets of BGT.


NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, and dollar rolls for the year ended December 31, 2000 aggregated $200,377,981 and $150,909,856 respectively.

   The Trust may invest up to 60% of its portfolio assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 2000, the Trust held 10.0% of its portfolio assets in restricted securities.

   The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates,
including   Midland  Loan   Services,   Inc.  It  is  possible   under   certain
circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc., could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

   The federal income tax basis of the Trust's investments at December 31, 2000 was $690,184,629 and, accordingly, net unrealized appreciation for federal income tax purposes was $18,152,221 (gross unrealized appreciation--$25,833,890; gross unrealized depreciation--$7,681,669).

   For federal income tax purposes, the Trust had a capital loss carryforward as of September 30, 2000 of approximately $1,077,000 which expires in 2002.
Accordingly, no capital gains distribution is expected to be paid to shareholders unit net gains have realized in excess of such amount.

   Details of open financial futures contract at December 31, 2000 are as follows:

                                    VALUE AT        VALUE AT
NUMBER OF           EXPIRATION        TRADE       DECEMBER 31,       UNREALIZED
CONTRACTS  TYPE        DATE           DATE             2000         APPRECIATION
---------  -----    ----------    ------------    -------------     ---------
Short
  positions:
         30 Yr.
  450    T-Bond     Mar. 2001     $(47,368,917)    $(47,081,253)     $ 287,664
                                                                     =========

   Details of open interest rate swaps at December 31, 2000 are as follows:

NOTIONAL
 AMOUNT                       FIXED      FLOATING    TERMINATION    UNREALIZED
  (000)         TYPE          RATE         RATE         DATE       APPRECIATION
--------    -------------     -----    ------------   --------     ------------
$100,000    Interest Rate     5.94%    3 Mth. LIBOR   12/20/02       $ 85,166
(25,000)    Interest Rate     6.06%    3 Mth. LIBOR   12/20/10        141,696
                                                                    ---------
                                                                    $ 226,862
                                                                    =========


NOTE 4. BORROWINGS

REVERSE REPURCHASE AGREEMENTS: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's board of directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

   The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 2000 was approximately $143,096,000 at a weighted average interest rate of approximately 6.30%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year was $170,894,000 as of December 31, 2000 which was 23.9% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

   The Trust did not engage in dollar rolls during the year ending December 31, 2000.

NOTE 5. CAPITAL

There are 200 million shares of $.01 par value common stock authorized. BGT owned all of the 57,510,639 shares outstanding at December 31, 2000.

--------------------------------------------------------------------------------
                              BGT SUBSIDIARY, INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholder and Board of Directors of
BGT Subsidiary, Inc.:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of BGT Subsidiary, Inc. (the "Trust"), a wholly-owned subsidiary of the Blackrock Strategic Term Trust, Inc., as of December 31, 2000, and the related statements of operations and of cash flows for the year then ended and the statements of changes in net assets for each of the two years then ended and financial highlights for each of the two years then ended and the period October 31, 1998 (commencement of investment operations) through December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of BGT Subsidiary, Inc. as of December 31, 2000, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP


New York, New York
February 9, 2001

---------
BLACKROCK
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, NY 10048
(800) 869-6397

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL -- INDEPENDENT DIRECTORS
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022


   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                              BGT SUBSIDIARY, INC.
                  c/o Morgan Stanley Dean Witter Advisors Inc.
                       71st Floor, Two World Trade Center
                               New York, NY 10048
                                 (800) 227-7BFM






[RECYCLE LOGO] Printed on recycled paper                              9247P-10-8




BGT SUBSIDIARY, INC.
=======================================
ANNUAL REPORT
DECEMBER 31, 2000
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